UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events

On August 30, 2017, Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”), received written notice (the “Letter”) from the Listing Qualifications department (the “Staff”) of The NASDAQ Capital Market (“Nasdaq”) notifying the Company that the Staff has determined that for 10 consecutive business days the closing bid price of the Company’s common stock has been at $1.00 per share or greater and that accordingly, the Company has regained compliance with Listing Rule 5550(a)(2). The Letter also stated that the matter related to Listing Rule 5550(a)(2), previously disclosed by the Company in its Current Report on Form 8-K filed July 31, 2017, has been closed.

The foregoing description is qualified in its entirety by reference to the full text of the Letter, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

On August 31, 2017 the Company issued a press release announcing the receipt of the Letter, which is furnished as an exhibit to this Current Report on Form 10-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1*	Written Notice, dated August 30, 2017, from the Listing Qualifications Department of The Nasdaq Stock Market LLC.

99.2	Press Release dated August 31, 2017.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: August 31, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Written Notice, dated August 30, 2017, from the Listing Qualifications Department of The Nasdaq Stock Market LLC.

99.2	Press Release dated August 31, 2017.

* Filed herewith